UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-214643	81-4120340
(Commission File No.)	(IRS Employer Identification No.)

20420 Spence Road, Salinas, California 93908

(Address of principal executive offices) (zip code)

(424) 239-6230
(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 -Other Information

1.	The Company has begun moving Bay 6 into the new nursery. This will allow the Company to begin using Bay 6 as a grow bay; thereby, increasing our grow space by 20%.

2.	The Company’s new protocols have been implemented starting with Bay 1. Bay 1 was flipped into flower on June 5, 2018 with over 1,200 plants. Once Bay 1 is harvested we will provide an update on the yield. We expect to harvest in 7-8 weeks from the Bay being flipped into flower stage.

3.	The Company’s new protocols have been implemented with Bay 2 as well. Bay 2 was flipped into flower on June 15, 2018 with over 1,400 plants. Once Bay 2 s harvested we will provide an update on the yield. We expect to harvest in 7-8 weeks from the Bay being flipped into flower stage.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: June 28, 2018	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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